UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Shareholders:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 18, 2010 at 4:00 p.m., at Boonsboro Country Club, 1709 BCC Drive (501 North), Lynchburg, Virginia 24503 (the “Meeting”).

At the Meeting, the shareholders will elect four directors for terms of three years each and one director for a term of two years and vote to ratify Yount, Hyde & Barbour, P.C. as the independent auditors of Financial for the year ending December 31, 2010.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these proxy materials to you on or about April 9, 2010.

The board of directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely,

/s/ Robert R. Chapman III

Robert R. Chapman III

President

Lynchburg, Virginia

April 9, 2010

RECENT REGULATORY CHANGES HAVE MADE OBTAINING A

QUORUM MORE DIFFICULT. PLEASE VOTE YOUR SHARES.

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 18, 2010 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and call of its directors, the 2010 Annual Meeting (the “Meeting”) of the holders of shares of common stock (“Common Stock”) of Bank of the James Financial Group, Inc. (“Financial”) will be held at Boonsboro Country Club, 1709 BCC Drive (501 North) Lynchburg, Virginia 24503 on May 18, 2010 at 4:00 p.m. local time.

The purposes of the Meeting are to consider and act upon the following proposals:

1. Election of Directors. To elect four (4) Group One directors to serve a term of three (3) years each and to elect one (1) Group Three director to serve a term of two (2) years.

2. Ratification of Selection of Auditors. To ratify the selection by Financial of Yount, Hyde & Barbour, P.C., independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2010.

3. Other Business. To act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting.

Holders of shares of Common Stock of record at the close of business on March 26, 2010, will be entitled to vote at the Meeting or any postponements or adjournments thereof.

A copy of Financial’s Annual Report for the year ended December 31, 2009, a Proxy Statement, and a proxy card accompany this notice.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy card.

Lynchburg, Virginia April 9, 2010	BY ORDER OF THE BOARD OF DIRECTORS
/s/ J. Todd Scruggs J. Todd Scruggs, Secretary

IMPORTANT NOTICE

Please complete, sign, date, and return the enclosed proxy in the accompanying postage paid envelope whether or not you plan to attend the Meeting. Shareholders attending the meeting may withdraw their proxy and vote their shares on all matters that are considered.

BANK OF THE JAMES FINANCIAL GROUP, INC.

2010 PROXY STATEMENT

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

PROXY STATEMENT

2010 ANNUAL MEETING OF SHAREHOLDERS

May 18, 2010 at 4:00 p.m.

The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Bank of the James Financial Group, Inc. (“Financial”) to be used at the Meeting of Shareholders to be held on May 18, 2010 at 4:00 p.m. local time at Boonsboro Country Club, 1709 BCC Drive (501 North), Lynchburg, Virginia 24503, and any adjournment or postponement thereof (the “Meeting”). This Proxy Statement is furnished to holders of common stock, par value $2.14 per share (“Common Stock”), of Financial in connection with the solicitation.

GENERAL INFORMATION

At the Meeting, the shareholders will: 1) elect four (4) Group One directors for a term of three years each and one (1) Group Three director for a term of two years; 2) vote to ratify Yount, Hyde & Barbour, P.C as the independent auditors of Financial for fiscal year 2010; and 3) take action on such other matters as properly may come before the Meeting or any postponement or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2010: This Notice of 2010 Annual Meeting of Shareholders and Proxy Statement and the 2009 Annual Report to Shareholders are available on the internet at the following website: http://www.bankofthejames.com/2010proxy.

Revocation and Voting of Proxies

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to our Secretary, by executing a proxy dated as of a later date or by voting in person at the Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 9, 2010 to all shareholders entitled to vote at the Meeting.

Voting Rights of Shareholders

On March 26, 2010, the record date (the “Record Date”) for determining those shareholders entitled to notice of and to vote at the Meeting, there were 2,990,788 shares of Common Stock issued and outstanding. Financial has no other class of stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. Only shareholders of record at the close of business on March 26, 2010 are entitled to notice and to vote at the Meeting or any adjournment thereof.

As of the Record Date, to the knowledge of Financial’s management, no person owned beneficially more than 5% of Financial’s outstanding Common Stock. As of the Record Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days of May 18, 2010, a total of 463,748 shares of Common Stock, or approximately 14.87% of the shares of Common Stock deemed outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock “FOR” the nominees set forth herein and “FOR” the ratification of Yount, Hyde & Barbour.

If you hold your shares in a bank or brokerage account, you will receive instructions from your bank or broker that you must follow for your shares to be voted. Please follow those instructions carefully to assure that your shares are voted in accordance with your wishes on the matters presented in this Proxy Statement.

Solicitation of Proxies

Financial has retained StockTrans, Inc. (“StockTrans”) to oversee the mechanics of the solicitation of this proxy. StockTrans will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record, receive the proxies from the shareholders, tally the proxy votes, and present the final numbers to Financial. In exchange for this service, Financial will pay StockTrans an approximate amount of $20,000, inclusive of postage.

The cost of soliciting proxies for the Meeting, including the fees paid to StockTrans, will be borne by Financial. In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. Certain officers and regular employees of our wholly-owned subsidiary Bank of the James (the “Bank”), without additional compensation, may solicit proxies personally, by telephone, facsimile, or otherwise, from some shareholders if proxies are not received promptly. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

The principal executive offices of Financial are located at 828 Main Street, Lynchburg, Virginia 24504.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Meeting in accordance with the instructions thereon. Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the Meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, Virginia 24504.

This Proxy Statement and the enclosed proxy card are being mailed to Financial’s shareholders on or about April 9, 2010.

Voting Matters

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or proxy at the Meeting. Thus, in the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Accordingly, abstentions and broker non-votes will have no impact on the outcome of the proposals.

Other Matters. For all other matters coming before the Meeting, the affirmative vote of a majority of the shares represented at the Meeting is required for a matter to be deemed approved by the shareholders. Accordingly, abstentions and broker non-votes will have no impact on the outcome of the proposals.

How to Vote Your Shares. Shareholders of Financial are requested to vote their shares via a toll-free telephone number, via the internet at the following address: http://www.votestock.com, or by completing, dating, and signing the form of proxy and returning it promptly to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003 in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, the persons named as proxies thereon intend to vote all shares represented by such proxy as follows: (1) FOR the election of the nominees as directors; (2) FOR the ratification of the selection of Yount, Hyde & Barbour, P.C. as the independent auditors for the year ending December 31, 2010; and (3) in their discretion on the transaction of such other business as properly may come before the Meeting or any adjournments or postponements thereof.

PROPOSAL ONE - ELECTION OF DIRECTORS

Financial’s Bylaws provide that the board of directors is to be composed of no less than five and no more than twenty-five directors. The Articles of Incorporation further provide that the board of directors shall be divided into three groups (Groups One, Two, and Three), as nearly equal in number as possible with staggered terms. Financial’s board of directors currently consists of 12 persons. Since the last annual meeting Financial has appointed one Group Three director to fill a vacancy in the board of directors. Under Virginia law, the terms of the four Group One nominees and the newly-appointed Group Three nominee expire at the Meeting, provided, however, that all directors continue to serve until their successors have been duly elected and qualified.

Each of the nominees is currently a director of Financial and is serving until the Meeting. Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining nominees and such other person or persons as may be designated by the board of directors.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below.

The terms of the Group Two directors will expire at the 2011 Meeting and the terms of the remaining Group Three directors will expire at the 2012 Meeting. At each subsequent Meeting of Shareholders of Financial, one (1) group of directors, approximately one-third of the total, will be elected for a three year term.

INFORMATION CONCERNING NOMINEES AND DIRECTORS CONTINUING IN OFFICE

The following information sets forth the names, ages (as of May 18, 2010), the period during which each has served as a director, principal occupations, and business experience for the last five years concerning the nominees for election to the board, for the directors who will continue in office, and for the non-director named executive officer of Financial. Each of the nominees and directors continuing in office also serves as a director of the Bank, Financial’s wholly-owned subsidiary.

Nominees for Election of Directors

Group One Directors (To Serve Until 2013 Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
James F. Daly, 52	2007	Vice-President of Daly Seven, Inc., a company engaged primarily in hotel development and management.

Donald M. Giles, 68	1998	Chairman of the Board of Moore & Giles, Inc. Previously, Mr. Giles served as President and CEO of Moore & Giles, Inc.

Watt R. Foster, Jr., 50	2005	President and CEO of Foster Fuels, Inc.

Thomas W. Pettyjohn, Jr., 63	1998	Principal and Investment Advisor at Davidson & Garrard, Inc., an investment advisory business. Chairman of Financial and the Bank since May 2009. Mr. Pettyjohn served as Vice Chairman of Financial from January 1, 2004 to May 2009 and Vice Chairman of the Bank from 1999 through May 2009.

Group Three Director (To Serve Until 2012 Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
John R. Alford, Jr., 49	2009	Attorney and shareholder, Caskie & Frost, P.C.

(1)	All of the directors of Financial also serve as members of the board of directors of Bank of the James. For all years prior to 2004, all directorships were with the Bank only.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE

SHAREHOLDERS VOTE IN FAVOR THE NOMINEES SET FORTH ABOVE

Directors Continuing in Office

Group Two Directors (To Serve Until 2011 Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Robert R. Chapman III, 47	1998	President of Financial since January 2004 and President and Chief Executive Officer of the Bank since January 2003.

Donna Schewel Clark, 59	1998	Secretary and General Counsel of Schewel Furniture Co., Inc.

Augustus A. Petticolas, Jr., 61	2005	Dentist, Dr. Augustus A. Petticolas, Jr., General Dentistry.

Richard R. Zechini, 71	1998	Orthodontist and President, Richard R. Zechini, D.D.S., Ltd.

(1)	All of the directors of Financial also serve as members of the board of directors of Bank of the James. For all years prior to 2004, all directorships were with the Bank only.

Group Three Directors (To Serve Until 2012 Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Lewis C. Addison, 58	2006	Senior Vice President and CFO of Centra Health, Inc.

William C. Bryant III, 45	2005	President of and Auctioneer at Ted Counts Realty & Auction Co., Inc.

J. Todd Scruggs, 42	2007	Secretary-Treasurer of Financial and the Executive Vice President and Chief Financial Officer of Bank of the James. He has served in each of these capacities since 2004 and 2003.

(1)	All of the directors of Financial also serve as members of the board of directors of Bank of the James. For all years prior to 2004, all directorships were with the Bank only.

Named Executive Officers Who are Not Directors

Name and Age	Executive Officer Since	Principal Occupation
Harry P. Umberger, 44	2007	Executive Vice President and Senior Credit Officer of the Bank since December 2007. From 2003 to 2007 Mr. Umberger served as Senior Vice President and Senior Credit Officer of the Bank.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS MATTERS

General

The Boards of Financial and the Bank are identical in membership. The business and affairs of Financial are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act, Financial’s Articles of Incorporation, and Financial’s Bylaws. Members of the board of directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the board of directors and its committees.

Independence of Directors

The board of directors is comprised of a majority of directors who qualify as independent based on the definition of “independent director” as defined by Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market (“NASDAQ”). Based on this definition, the board of directors has determined that the following directors are independent: Lewis C. Addison, John R. Alford, Jr., William C. Bryant III, Donna Schewel Clark, James F. Daly, Donald M. Giles, Watt R. Foster, Jr., Augustus A. Petticolas, Jr., Thomas W. Pettyjohn, Jr., Richard R. Zechini. The board of directors has determined that Robert R. Chapman III and J. Todd Scruggs do not qualify as independent directors because they currently serve as executive officers of Financial and certain of its subsidiaries.

Director Qualifications

The Board of Directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills. The Nominating Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board and to the Company and its shareholders. When searching for new candidates, the Nominating Committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gaps. Among other things, the Nominating Committee specifically considers the following:

•	Business experience and expertise;

•	Character;

•	Particular goals and needs of Financial for additional competencies or characteristics;

•	Educational background; and

•	Share ownership

The Nominating Committee also considers such other criteria as may be relevant at the time and looks for candidates that will complement the existing Board composition. Under our governing documents, no individual may be nominated for election or elected as a director if on the date of election, the individual would be age 70 or older. The Nominating Committee does not have a formal policy with respect to diversity; however the Board of Directors and the Nominating Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board of Directors, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective directors.

Our Board members bring a wealth of leadership experience, community ties, and knowledge of Region 2000 to the Board of Directors. In considering the directors’ and director nominees’ individual experience, qualifications, attributes and skills, the Board has concluded that the appropriate experience, qualifications, attributes and skills are represented for the Board as a whole and for each of the Board’s committees.

The Board has concluded that each director and nominee possesses the personal traits and characteristics described above. Each director has demonstrated business and financial acumen, an ability to exercise sound judgment, compatibility with other directors, as well as a commitment to service to the Company and our Board. In addition to the information below regarding each director’s and nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he/she should serve as a director, we also believe that all of our directors and director nominees have a reputation for integrity, honesty, and adherence to high ethical standards.

There are no family relationships among any directors, director nominees and executive officers.

The following discusses the backgrounds and qualifications of our director nominees and the directors continuing in office.

Nominees to the Board

John R Alford, Jr., 49, is a shareholder with Caskie & Frost, P.C., a law firm based in Lynchburg. In his practice, Mr. Alford provides advice to corporations and other business entities in matters of corporate law, commercial transactions, and real estate and to individual clients in matters including estate planning, estate administration, and real estate matters. He received a bachelor’s degree in Economics from the University of Virginia and a J.D. from Washington & Lee University School of Law. Prior to joining the Board of Directors of Financial, Mr. Alford was a member of the Bank’s Lynchburg Advisory Board. Mr. Alford is a board member of the Greater Lynchburg Community Trust, a Trustee for James River Day School and a former Chairman and Board Member for the Alliance for Families &

Children. Mr. Alford was appointed to the board of directors in June 2009 following recommendation by the Nominating Committee. Mr. Alford provides the board with valuable experience and perspective gained in the legal profession as well as strong business contacts.

James F. Daly, 52, is the Vice President of Daly Seven, Inc., a company engaged primarily in hotel development and management. Mr. Daly has served in this capacity since 1980. He is graduate of Virginia Polytechnic Institute and State University where he received a bachelor’s degree in Business Management. He currently serves on the advisory board for the Boys and Girls Club of Lynchburg. Mr. Daly provides experience in commercial real estate management, commercial real estate financing, construction project management, and business operations.

Watt R. Foster, Jr., 50, is a native of Brookneal. Mr. Foster is the President and Chief Executive Officer of Foster Fuels, Inc., a company engaged primarily in the sale of petroleum and propane products and related products as well as the provision of emergency fuel delivery throughout the United States. He is also owner of Phelps Creek Angus Farm, a 500 head cow-calf operation location in Campbell County. Mr. Foster received a bachelor’s degree in Business Management from James Madison University. Mr. Foster is a member of the Staunton River Chapter of the Masonic Lodge and is an elder at Hat Creek Presbyterian Church in Brookneal, Virginia. Mr. Foster also serves on the board for Dixie Youth Girls Softball. Mr. Foster provides the board with a strong knowledge of business, including the operation of wide ranging, complex operations, and real estate purchase and development.

Donald M. Giles, 68, is a native of Lynchburg and has lived in Lynchburg most of his life. Mr. Giles served as President of Moore & Giles, Inc., a Lynchburg company specializing in design and marketing of leather products for international and domestic sales distribution. He currently serves as Chairman of the Board of Moore & Giles. Mr. Giles received a bachelor’s degree in History from Virginia Military Institute, where he lettered in football and track. He has over 40 years of experience working in industry and business in the Lynchburg community. Mr. Giles has served as a member of the Alumni Board and the Athletic Council for VMI, as President of the VMI Keydet Club and a member of the VMI Development Board. Mr. Giles also has served on the Boards of Craddock Terry Inc., the Craddock Terry Foundation and the Boonsboro Country Club. He also has served as an elder at the First Presbyterian Church and is a former Superintendent of Sunday Schools. Mr. Giles was also previously a member of the local advisory board for Investors Savings Bank. Mr. Giles provides the board with extensive experience in business management, marketing, and sales.

Thomas W. Pettyjohn, Jr., 63, is the Chairman of the Board of Financial. Mr. Pettyjohn grew up in Amherst County and has been a resident of Lynchburg since 1972. Mr. Pettyjohn received a bachelor’s degree in History and a J.D. from Washington & Lee University. He is currently a principal of Davidson & Garrard, Inc., an investment advisory firm in Lynchburg. Mr. Pettyjohn has an extensive banking background, having worked at Central Fidelity National Bank for many years. While at Central Fidelity, Mr. Pettyjohn held the titles of Executive Vice President and Division Manager of Residential Real Estate, Executive Vice President and Division Manager of Commercial Banking/Western Division, Vice President and In-House Counsel of Central Fidelity Bank’s predecessor, Fidelity American Bankshares, Inc., and statewide Manager for Indirect Lending. At the time of his retirement from Central Fidelity, Mr. Pettyjohn was Executive Vice President of Real Estate Administration for the Mortgage Division, with responsibility for a loan portfolio exceeding $3.5 billion. Mr. Pettyjohn is currently on the Board of Directors and chairman of the finance committee of Amazement Square Children’s Museum. He has served as the President of the Board of Directors of Boonsboro Country Club, an Elder and Deacon of First Presbyterian Church and continues to serve as chairman of the board of the First Presbyterian Weekday School. Mr. Pettyjohn has extensive experience in and knowledge of banking and law, including real estate, lending, commercial banking and financial matters and brings this valuable experience to the Board.

Directors Continuing in Office

Lewis C. Addison, 58, is a Senior Vice President and CFO for Centra Health and has been associated with Centra Health since 1979. He holds a bachelor’s degree in Business with a Major in Accounting from Virginia Polytechnic Institute and State University. He is a member of the American Institute of Certified Public Accountants, the Virginia Society of Certified Public Accountants and is a Past President of the Virginia Chapter of Healthcare Financial Management Association. He currently serves as Treasurer for Centra Health, and as a Board member and Treasurer for the Centra Health Foundation. In addition, Mr. Addison is a board member for the Bedford Memorial Hospital and the Southside Community Hospital. He is a board member and Treasurer for CCRC, Inc. (The Summit) and serves as Chairman of the Finance Committee for Amherst Baptist Church. Mr. Addison has extensive experience in complex financial matters and serves as Financial’s audit committee financial expert under SEC guidelines.

William C. Bryant III, 45, is the President of and Auctioneer for Ted Counts Realty and Auction Company. He holds a B.S. in Business Management from LaSalle University. Mr. Bryant received a certificate in Real Estate Appraisal from the International College of Real Estate Appraisal in Columbia, Tennessee and is a graduate of the Mosley Flint School of Real Estate in Roanoke, Virginia. In addition, he is a graduate of the Mendenhall School of Auctioneering in High Point, North Carolina, and obtained CAI designation through Indiana University, the Certified Auctioneers Institute in Bloomington, Indiana. Bryant is a member of the National Association of Realtors, the Virginia Association of Realtors, the National Association of Auctioneers and the Virginia Association of Auctioneers. He is a member of the Lynchburg Board of Realtors, the Organization of Professional Real Estate Appraisers and the National Association of Real Estate Appraisers. Mr. Bryant provides executive experience, broad ties to the business community and significant experience in valuing assets in a broad range of categories, including real estate, heavy equipment, and livestock.

Robert R. Chapman III, 47, has been a resident of Lynchburg for sixteen years and has been the President of Financial since January 2004 and President and CEO of the Bank since January 2003. Mr. Chapman was a co-organizer of Bank of the James in 1999. Previously, Mr. Chapman was Vice President and Branch Manager and a Commercial Account Manager at Crestar Bank for 15 years. Mr. Chapman is a graduate of Virginia Military Institute where he received a bachelor’s degree in Economics. Following graduation, Mr. Chapman served as First Lieutenant in the United States Army. Mr. Chapman graduated from the Stonier Graduate School of Banking. He has served as a board member of Lynch’s Landing, board member of the Court Appointed Special Advocates Program, board member of the Lynchburg Regional Chamber of Commerce, the Chairman of the United Way of Central Virginia giving campaign since 2008, is currently President of the Lynchburg City Schools Education Foundation, and also serves on the board of Amazement Square and the Centra Foundation, is a member of First Presbyterian Church and The Lynchburg Rotary Club. In addition to his extensive experience in bank administration, asset/liability management, residential and commercial real estate lending, and business and industry lending, Mr. Chapman has experience in the day-to-day management of the Bank and knowledge of our business and operations.

Donna Schewel Clark, 59, is a native of Lynchburg, and has lived in Lynchburg much of her life. She has been Secretary and General Counsel of Schewel Furniture Company, Inc. since 1993. Ms. Clark received a bachelor’s degree in English Literature from Goucher College, a Masters of Arts from Brown University, and J.D. from the Marshall-Wythe School of Law, College of William and Mary. Ms. Clark currently serves as vice chair of the Board of Directors of New Vistas School, chair of the Board of Administration of Agudath Sholom Congregation and chair of the Campaign for Equal Justice of the Virginia Legal Aid Society. Ms. Clark provides the board with legal experience, particularly in the area of business law, as well as experience in liability management and consumer financing.

Dr. Augustus A. Petticolas. Jr., 61, has practiced dentistry in Lynchburg since 1976. He is a graduate of Livingstone College in Salisbury, North Carolina and holds a bachelor’s degree in English with a minor in Biological Sciences and French. He earned his Doctor of Dental Surgery degree at the University of Maryland. Dr. Petticolas is involved in numerous community endeavors and is a founding board member of the Free Clinic of Central Virginia, Inc. In addition, he currently serves as a board director for the Greater Lynchburg Community Trust, Centra Health, Inc. and Centra Health Foundation. He joined the Board of Directors of Bank of the James in 2005. In July, 2008, Governor Tim Kaine appointed Dr. Petticolas to serve a four-year term on the Virginia Board of Dentistry. Dr. Petticolas brings business experience, knowledge of project management, and leadership skills to the Board.

J. Todd Scruggs, age 42, has lived in Lynchburg for most of his life. Mr. Scruggs is the Secretary-Treasurer of Financial and Executive Vice President and Chief Financial Officer of the Bank. Mr. Scruggs was a co-organizer of the Bank and has served as its Chief Financial Officer since its formation in 1999. Prior to serving as an organizer for the Bank, Mr. Scruggs worked at Crestar Investment Group, where he was a Financial Consultant and an Investment Representative. Prior to that, Mr. Scruggs was a tax specialist and financial analyst for Ericsson GE Mobile Communications and Assistant to the Vice President of Finance and Controller of Old Dominion Box Company, Inc. Mr. Scruggs has a Bachelor of Science in commerce from the University of Virginia McIntire School of Commerce. Mr. Scruggs also graduated from the University South Carolina School of Graduate Bank Investment Management. Mr. Scruggs is currently Secretary to the Board of the Bank. He currently serves on the board of Central Virginia Community College Foundation, serves on the Board of the E.C. Glass Foundation and is involved with the Alliance for Families and Children’s Ways to Work Program. He has served on the board and been the treasurer of the Virginia School of the Arts. Mr. Scruggs has experience in preparing and reviewing complex financial information, investment, asset/liability management, and regulatory matters.

Dr. Richard Riley Zechini, 71, is a native of Lynchburg. Dr. Zechini is President of Richard R. Zechini, D.D.S., Ltd., a provider of orthodontic services with five offices in the Lynchburg area. Dr. Zechini graduated from Lynchburg College where he received a bachelor’s degree in Biology and Chemistry. He received his Doctor of Dental Surgery degree from the Medical College of Virginia in 1964. After serving two years as Captain in the United States Air Force Dental Corps, Dr. Zechini returned to the Medical College of Virginia where he received his graduate degree in orthodontics in 1968. He has been in the exclusive practice of orthodontics in Lynchburg since that time. Dr. Zechini has served as advisor to the Central Virginia Speech and Hearing Center, consultant to Lynchburg Training School and Hospital, consultant to Department of Pediatrics, Division of Orthodontics, University of Virginia, guest lecturer to the Department of Orthodontics, Medical College of Virginia, guest lecturer to the Dental Assistants Training Program, Virginia Western Community college, advisor to Dental Careers Program, and E. C. Glass High School. He is past president of The Exchange Club of Hill City, a member of The Knights of Columbus and the Bedford Chamber of Commerce. Dr. Zechini is past president of the Lynchburg Dental Society and the Virginia Association of Orthodontics. Dr. Zechini is a parishioner of Holy Cross Catholic Church. Dr. Zechini brings extensive experience in real estate development and construction as well as business management.

Board Leadership and Risk Oversight

Robert R. Chapman III serves as Financial’s Chief Executive Officer and Thomas W. Pettyjohn, Jr., an independent director, serves as the Chairman of the Board. The Company has determined that splitting the role of Chairman of the Board and Chief Executive Officer is appropriate for the Company, because the Board believes it is prudent to have an independent director set the agenda for board meetings instead of an inside director. The board feels this arrangement allows the directors to appropriately exercise their oversight role.

The Board of Directors is actively involved in oversight of risks that could affect Financial and the Bank. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Financial and the Bank.

Meeting Attendance

Board and Committee Meetings

The board of directors of Financial held four (4) meetings during 2009. During 2009, with the exception of Mr. Addison (67%) and Mr. Giles (69%) each of the directors attended at least 75% of the meetings of the board of Financial and the committees of Financial on which they serve The board of directors of the Bank, which consists of all members of the board of directors of Financial, met 12 times during 2009.

In 2009, each non-employee director was paid $600 for each board of directors meeting attended and $300 for each committee meeting attended, except that a) directors received only one board fee when the boards of Financial and the Bank met on the same day; and b) directors received only one committee fee when a committee of Financial and its corresponding committee of the Bank met on the same day. Directors are expected to receive the same monthly fees in 2010. Members of the board of directors do not receive any compensation except as set forth herein and non-employee directors are not eligible to receive option grants. In 2009, total fees paid to non-employee directors was approximately $113,000.

The following table contains information regarding the compensation awarded or paid to, or earned by, Financial’s directors during 2009 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Lewis C. Addison	$8,200	—	—	—	$8,200

John R. Alford, Jr.	6,800	—	—	—	6,800

William C. Bryant III	10,200	—	—	—	10,200

Robert R. Chapman III (1)	—	—	—	—	—

Donna S. Clark	15,600	—	—	—	15,600

James F. Daly	11,580	—	—	—	11,580

Watt R. Foster, Jr.	7,800	—	—	—	7,800

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Donald M. Giles	11,100				11,100

Augustus A. Petticolas, Jr.	10,500	—	—	—	10,500

Thomas W. Pettyjohn, Jr.	14,850	—	—	—	14,850

J. Todd Scruggs (1)	—	—	—	—	—

Kenneth S. White (2)	4,800	—	—	—	4,800

Richard R. Zechini	11,400	—	—	—	11,400

Total	$113,000				$113,000

(1)	Messrs. Chapman and Scruggs are employee-directors and do not receive additional compensation for service on the boards of Financial or the Bank or committees thereof.
(2)	Mr. White retired following the 2009 Annual Meeting of Shareholders.

Meeting of Shareholders

Financial encourages each member of the board of directors to attend the Meeting of Shareholders. With the exception of Mr. Addison, all of Financial’s directors then in office attended the 2009 Meeting of Shareholders of Financial.

COMMITTEES OF THE BOARD OF DIRECTORS OF FINANCIAL

The board of directors of Financial and the Bank have the following four standing committees to assist the board in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, and Compensation Committee. In addition, the board of directors of the Bank has standing Loan and Investment Committees to assist it in the discharge of its duties.

The board of directors of Financial has adopted charters for its Audit Committee, Nominating Committee, and Compensation Committee to define the duties and responsibilities of those committees. These charters are available on the investor relations page of our website (www.bankofthejames.com) under “Governance Documents.” If you would prefer to receive a copy via mail at no cost to you, please contact J. Todd Scruggs, Secretary of Financial.

Executive Committee

The Executive Committee reviews extraordinary confidential issues, and serves as a forum for discussing executive decisions. The Executive Committee has all the powers of the board in the management and the conduct of the business and affairs of the company in the intervals between meetings of the full board, except that the Executive Committee may not increase the number of directors, fill vacancies on the board, remove directors, approve an amendment to the articles of incorporation or bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the board. During the fiscal year ended December 31, 2009, the Executive Committee of the board of directors of each of Financial and the Bank was comprised of Ms. Clark and Messrs. White (until his retirement in May 2009), Chapman, Giles, and Pettyjohn and Dr. Petticolas (beginning in May 2009). For the year ended December 31, 2009, the Executive Committee of each of Financial and the Bank had eleven (11) meetings.

Audit Committee

The Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. Financial’s Audit Committee has been established in accordance with § 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. The Audit Committee of Financial reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. As part of its oversight of Financial’s financial statements, the Audit Committee reviews and discusses with both management and Financial’s independent registered public accountants, all annual and quarterly financial statements and disclosures prior to their issuance.

In addition, the Audit Committee reviews key initiatives and programs aimed at maintaining the effectiveness of Financial’s internal and disclosure control structure. As part of this process, the Audit Committee continues to monitor the scope and adequacy of Financial’s internal auditing program.

During the fiscal year ended December 31, 2009, the Audit Committee of the board of directors of each of Financial and the Bank was comprised of Ms. Clark (Chair) and Messrs. Addison and Bryant, and Drs. Petticolas and Zechini. For the year ended December 31, 2009, the Audit Committees of Financial and the Bank had four (4) meetings.

Financial’s board has determined that Lewis C. Addison is an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act.

The Board has determined that Mr. Addison and each other member of the Audit Committee qualify as independent based on the definition of “independent director” under the applicable NASDAQ Marketplace Rules and applicable Securities and Exchange Commission regulations. Each member of the Audit Committee is able to read and understand financial statements, including Financial’s balance sheet, income statement, and cash flow statement.

Nominating Committee

The Nominating Committee reviews and recommends candidates for nomination to the board for expired or otherwise vacant seats. During the fiscal year ended December 31, 2009 the Nominating Committee of the board of directors of both Financial and the Bank was comprised of Ms. Clark, Messrs. Addison, and Giles, and Drs. Petticolas and Zechini (Chair). For the year ended December 31, 2009 the Nominating Committee had one (1) meeting.

All members of the Nominating Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Currently, Financial does not consider candidates recommended by shareholders. This policy is based, among other things, on the fact that Financial has been an operating entity for less than seven years and Financial’s sole business at this time is the ownership of the Bank and its subsidiaries. One-half of the incumbent directors were organizers of the Bank. Financial believes it to be beneficial for the board of directors to be comprised of individuals with the types of expertise and scope currently represented on the board, and during these critical early years of the Bank and Financial, the Nominating Committee is best positioned to identify such individuals. The Nominating Committee considers share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees.

Compensation Committee

The Compensation Committee reviews, recommends, and approves compensation for the employees of Financial’s subsidiaries. During the fiscal year ended December 31, 2009, the Compensation Committee of the board of directors was comprised of Ms. Clark and Messrs. Daly, Pettyjohn (Chair), and White (until his retirement in May 2009). For the year ended December 31, 2009, the Compensation Committee had two (2) meetings. Each member of the Compensation Committee is an “independent director” under the applicable NASDAQ Marketplace Rules and applicable Securities and Exchange Commission regulations.

In addition to the standing committees of the board of directors set forth above, the Bank maintains a Loan Committee and an Investment Committee.

Loan Committee of the Bank

The Loan Committee of the board of the Bank reviews and approves loan portfolio activities, reviews and makes recommendations on specific large loan requests, reviews and recommends action on requests by officers and directors of the Bank, and reviews and approves credit ratings assigned to specific loans within the loan portfolio. During the fiscal year ended December 31, 2009, the Loan Committee of the board of directors was comprised of Ms. Clark, Messrs. Alford (effective June 2009) Bryant, Chapman, Daly, Giles, and Pettyjohn (Chair) and Dr. Zechini. For the year ended December 31, 2009, the Loan Committee had fourteen (14) meetings.

Investment Committee of the Bank

The Investment Committee of the board of the Bank reviews, approves, and actively oversees the management of the Bank’s investment policy and monitors and oversees the management of the Bank’s asset/liability position. In addition, the Investment Committee monitors the practices of the investment officer with regard to the Bank’s investment portfolio. During the fiscal year ended December 31, 2009 the Investment Committee was comprised of Messrs. Addison, Chapman, Foster, Giles (Chair), Pettyjohn, Scruggs and Dr. Zechini. For the year ended December 31, 2009 the Investment Committee had two (2) meetings.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 19, 2010 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, VA 24504.

	Common Stock Owned Beneficially (#) (1)	Percentage of Class (%) (2)
Lewis C. Addison Director	10,000	*

John R. Alford, Jr. (3) Director	4,838

William C. Bryant III (4) Director	14,047	*

Robert R. Chapman III (5) Director, President	120,450	3.94

Donna S. Clark (6) Director	37,478	1.25

James F. Daly (7) Director	37,799	1.26

Watt R. Foster, Jr. (8) Director	57,923	1.94

Donald M. Giles (9) Director	47,931	1.60

Augustus A. Petticolas, Jr. Director	1,945	*

Thomas W. Pettyjohn, Jr. Director	6,551	*

J. Todd Scruggs (10) Director, Secretary, EVP and CFO of the Bank	62,672	2.16

Richard R. Zechini (11) Director	44,263	1.48

Harry P. Umberger (12) EVP and Senior Credit Officer of the Bank	14,142	*

Officers and Directors as a group (13)	463,748	14.87%

*	Less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership within sixty days. Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home. Share totals include the 10% stock dividend declared on May 19, 2009, as well as all prior stock dividends declared by Financial.
(2)

The ownership percentage of each individual is calculated based on the total of 2,990,788 shares of common stock that were outstanding as of March 18, 2010, plus the number of shares that can be issued to the individual within sixty days of March 18, 2010 upon the exercise of stock options held by the individual. Shares of common stock that are subject to exercisable stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes beneficial ownership of 1,000 shares held by Mr. Alford’s wife.
(4)	Includes beneficial ownership of 4,288 shares held by Mr. Bryant as joint tenants with his wife.
(5)	Includes 68,053 shares purchasable upon exercise of options exercisable within 60 days of March 18, 2010.
(6)	Includes beneficial ownership of aggregate of 5,242 shares held by Ms. Clark’s minor children.
(7)	Includes beneficial ownership of 35,098 shares held in a revocable trust of which Mr. Daly and his wife are co-trustees.
(8)	Includes beneficial ownership 50,299 shares held by Mr. Foster as joint tenants with his wife and an aggregate of 5,242 shares held by Mr. Foster’s children.
(9)	Includes 8,359 shares owned by Mr. Giles’ wife and 13,367 shares held in a revocable trust of which Mr. Giles is beneficiary and trustee.
(10)	Includes 44,710 shares purchasable upon exercise of options exercisable within 60 days of March 18, 2010 and 131 shares owned by Mr. Scruggs’ wife.
(11)	Includes beneficial ownership of 4,184 shares held in trust for which Dr. Zechini serves as trustee.
(12)	Includes 14,849 shares purchasable upon exercise of options exercisable within 60 days of March 18, 2010.
(13)	See notes 1 through 12.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

Financial’s Compensation Committee, which also functions as the Compensation Committee of the Bank, reviews officer and employee compensation and employee benefit plans and makes recommendations to the Board concerning such matters. The Committee’s membership is determined by the Board.

The Compensation Committee reviews and approves the goals of Financial relevant to compensation, evaluates the performance of the President and Chief Executive Officer in light of these goals, and makes a recommendation on the President and Chief Executive Officer’s compensation, including equity or other compensation, to the full board of directors which determines the appropriate compensation for the following year.

Compensation of senior management is determined by the President and Chief Executive Officer with direction from the Compensation Committee staying within the targeted overall compensation budgeted by the Bank.

The compensation of senior management is a mix of i) base salary; ii) participation in Financial’s 1999 stock option plan (expired in 2009); iii) equity compensation and commissions on loan and investment sales for certain members of senior management; iv) retirement, insurance, and health benefits; v) perquisities and other benefits; and vi) for certain members of senior management, participation in a Salary Continuation Agreement.

The primary objective of Financial’s compensation programs is to provide competitive compensation to attract, retain and motivate qualified employees who will contribute to the long-term success of Financial. Compensation is designed to be competitive with the Bank’s peers and to enhance long-term value to the Company’s shareholders. In furtherance of this objective, the Compensation Commitee regularly evaluates the compensation provided to the Bank’s executive officers to ensure that it remains competitive in relation to the compensation paid to similarly situated executive officers at other financial institutions of comparable size and performance. In addition, Financial endeavors to ensure that the compensation provided to Financial’s executive officers is internally equitable based upon the skill requirements and responsibilities associated with each executive position. Financial does not believe that the current compensation structure incents any employee to take undue risk.

The board of directors has the discretion to award bonuses to employees based on the individual and company performance.

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to certain employees of the Bank who performed policy-making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2009.

Summary Compensation Table—2009

Name and Principal Position	Year	Annual Compensation		Long Term Compensation
		Salary ($)	Bonus ($)	Awards Options/ SARS (#)(1)	All Other Compensation ($)

Robert R. Chapman III (2) President of Financial and CEO and President of the Bank	2009	$200,000	$—	—	$18,470
	2008	$190,000	$—	—	$5,962
	2007	$160,000	$14,441	—	$5,495

J. Todd Scrugggs (3) Secretary-Treasurer of Financial and EVP and CFO of the Bank	2009	$170,000	$—	—	$11,927
	2008	$160,000	$—	—	$9,694
	2007	$130,000	$11,733	—	$7,710

Harry P. Umberger EVP - SCO of the Bank	2009	$140,000	$—	—	$1,177
	2008	$130,000	$—	—	$4,302
	2007	$115,000	$5,803	—	$3,596

(1)	For 2009, Financial did not grant options to any of the named executive officers.

(2)	“All Other Compensation” consists entirely of, matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and club dues, and for 2009, $12,939 expensed by the Bank under Mr. Chapman’s Salary Continuation Agreement.
(3)	“All Other Compensation” consists entirely of, matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and club dues, and for 2009, $5,846 expensed by the Bank under Mr. Scruggs’ Salary Continuation Agreement.

Stock Option Plan

Financial granted no options during the year ended December 31, 2009 and the 1999 Stock Option Plan, as amended, has expired.

Outstanding Equity Awards at Fiscal Year End

The following table provides information as of December 31, 2009 regarding Financial’s stock based awards under Financial’s stock option plan. The named executive officers have no other outstanding equity awards.

Name and Date of Grant	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price Per Share ($) (1)	Option Expiration Date
	Exercisable (#)	Unexercisable
Robert R. Chapman III
12/5/2000	10,482	—	$4.20	12/5/2010
12/13/2001	10,482	—	4.29	12/13/2011
12/12/2002	13,102	—	5.72	12/12/2012
12/17/2003	15,723	—	8.50	12/17/2013
12/9/2004	7,147	—	10.50	12/9/2014
12/5/2005	11,117	—	12.60	12/5/2015

J. Todd Scruggs
12/5/2000	5,242	—	$4.20	12/5/2010
12/13/2001	5,242	—	4.29	12/13/2011
12/12/2002	7,862	—	5.72	12/12/2012
12/17/2003	10,482	—	8.50	12/17/2013
12/9/2004	4,765	—	10.50	12/9/2014
12/5/2005	11,117	—	12.60	12/5/2015

Harry P. Umberger
12/13/2001	1,309	—	$4.29	12/13/2011
12/12/2002	3,930	—	5.72	12/12/2012
12/17/2003	5,242	—	8.50	12/17/2013
12/9/2004	1,192	—	10.50	12/9/2014
12/5/2005	3,176	—	12.60	12/5/2015

(1)	Share totals and exercise price are adjusted to reflect the 5% stock dividend declared on May 19, 2009 and paid on July 21, 2009, as well as all prior stock dividends declared by Financial.

Option Exercises During 2009

Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($)
Robert R. Chapman III	18,344	65,672
J. Todd Scruggs	15,723	56,288

(1)	Share totals and exercise price are adjusted to reflect the 5% stock dividend declared on May 19, 2009 and paid on July 21, 2009 as well as all prior stock dividends declared by Financial.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2009. All figures have been adjusted to reflect the 5% stock dividend declared on May 19, 2009 and paid on July 21, 2009 as well as all prior stock dividends declared by Financial.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders - 1999 Stock Option Plan of Bank of the James Financial Group, Inc.	290,496	$8.76	21,180

Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	290,846	$8.76	21,180

Executive Compensation Arrangements

Employment Agreements

None of our employees have employment agreements.

Salary Continuation Agreements

On August 6, 2009, the Bank entered into Salary Continuation Agreements with each of Robert R. Chapman III, President of the Bank; J. Todd Scruggs, Executive Vice President and Chief Financial Officer; and Harry P. Umberger, Executive Vice President and Senior Credit Officer. With the aid of a compensation consultant we determined the salary continuation agreement benefits by projecting the executive’s final pay at retirement, assuming retirement at age 65.

The Salary Continuation Agreements provide each of the participating employees with supplemental benefits upon retirement, termination of employment, death, disability or a change of control of the Bank, in certain prescribed circumstances.

Robert R. Chapman III. Mr. Chapman’s Salary Continuation Agreement provides for a lump sum payment of $1,662,382 (the “Benefit Level”) payable within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Chapman’s employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Chapman shall be paid a lump sum equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates. If Mr. Chapman becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Chapman reaches age 65. This amount shall be paid within 90 days following the date on which Mr. Chapman reaches age 65. If Mr. Chapman’s employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Chapman shall be paid a lump sum equal to the vested portion of the Benefit Level. This payment shall be made within 90 days of the date on which Mr. Chapman’s employment terminates.

J. Todd Scruggs. Mr. Scruggs’ Salary Continuation Agreement provides for annual payments of $119,500 payable in equal monthly installments for 15 years beginning within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Scruggs’ employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Scruggs shall be paid a lump sum equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates. If Mr. Scruggs becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Scruggs reaches age 65. This amount shall be paid within 90 days following the date on which Mr. Scruggs reaches age 65. If Mr. Scruggs’ employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Scruggs shall be paid a lump sum equal to the vested portion of the Benefit Level (as defined in the Salary Continuation Agreement). This payment shall be made within 90 days from the date on which Mr. Scruggs’ employment terminates.

Mr. Umberger. Mr. Umberger’s Salary Continuation Agreement provides for annual payments of $90,300 payable in equal monthly installments for 15 years beginning within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Umberger’s employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Umberger shall receive an amount equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date in equal monthly installments for 15 years. These payments shall begin within 90 days following the date on which his employment terminates. If Mr. Umberger becomes disabled prior to his reaching age 65, he shall receive an amount equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Umberger reaches age 65 in equal monthly installments for 15 years. These payments shall begin within 90 days following the date on which Mr. Umberger reaches age 65. If Mr. Umberger’s employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary

Continuation Agreement), Mr. Umberger shall receive an amount equal to the vested portion of the Account Value in equal monthly installments for 15 years. These payments shall begin within 90 days from the date on which Mr. Umberger’s employment terminates.

TRANSACTIONS WITH MANAGEMENT

Some of the directors and officers of Financial and the Bank are at present, as in the past, customers of the Bank, and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

Any future transactions between the Bank and its officers and directors, as well as transactions with any person who acquires 5% or more of Financial’s voting stock will be on substantially the same terms, including interest rates and security for loans, as those prevailing at the time for comparable transactions with others.

On March 30, 2009, Financial completed a private placement of unregistered debt securities pursuant to which it issued notes (the “Notes”) in a total amount of $7,000,000. The Notes bear interest at the rate of 6% per year with interest payable quarterly in arrears. The first interest payment was due on July 1, 2009. No principal payments are due until the Notes mature on April 1, 2012 (the “Maturity Date”). On the Maturity Date the principal and all accrued but unpaid interest on the Notes will be due and payable. In connection with this transaction three members of the Board of Directors and the spouse of one member of the Board of Directors purchased Notes in the following amounts: James F. Daly ($1,000,000); the wife of Donald M. Giles ($500,000); Donna S. Clark ($100,000), and Richard R. Zechini ($100,000). As a result of these purchases, those directors received interest payments in the year ended December 31, 2009 totaling $30,000, $15,000, $3,000 and $3,000, respectively.

Each of the related parties above purchased the Notes on the same terms as all other purchasers of Notes.

There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management and with Yount, Hyde & Barbour, P.C. (“YHB”), the independent auditors for the year ended December 31, 2009. Management represented to the Audit Committee that Financial’s financial statements were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States), and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with YHB also included the matters required by Statement on Auditing Standards No. 61, as amended, (Communication with Audit Committees), as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T.

YHB provided to the Audit Committee the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the auditors the auditor’s independence from the company and its management.

Based on the discussions with management and YHB, the Audit Committee’s review of the representations of management and the report of YHB, the Audit Committee recommended to the board of directors that the audited financial statements be included in Financial’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the year ended December 31, 2009.

Submitted by the Audit Committee of Financial’s board of directors.

Donna S. Clark—Chair

Lewis C. Addison

William C. Bryant III

Augustus A. Petticolas, Jr.

Richard R. Zechini

INDEPENDENT PUBLIC ACCOUNTANT

Yount, Hyde & Barbour, P.C. (“YHB”) served as independent auditors for Financial for 2008 and 2009. Representatives from YHB are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

YHB has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Fees Paid to Independent Auditors for 2009 and 2008 Fiscal Years

For the fiscal years ended December 31, 2009 and 2008, YHB audited the financial statements included in Financial’s Annual Report on Form 10-K, reviewed Financial’s quarterly reports on Form 10-Q, and provided certain tax services including tax compliance, tax advice, and tax planning.

The following table presents the aggregate fees paid or to be paid by Financial and the Bank for professional services rendered by YHB for the years 2009 and 2008:

	2009	2008
Audit Fees	$57,110	$51,838
Audit Related Fees	8,000	—
Tax Fees	4,252	4,050

Total	$69,362	$55,888

All Other Fees

Other than that set forth above, YHB did not bill Financial or the Bank for any other fees during either of the past two (2) years.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval. The Audit Committee pre-approved all services provided by YHB in 2009 and 2008.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of beneficial ownership reporting Forms 3 and 4 furnished to Financial under Rule 16a-3(e) of the SEC, and upon appropriate written representations, we believe that all reports of initial and subsequent changes in beneficial ownership of Financial’s securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were filed with the Commission on a timely basis during 2009 by all persons who were directors or executive officers of Financial at any time during the year, except that Mr. Alford inadvertently failed to file one Form 4 representing one transaction on a timely basis, Mr. Bryant inadvertently filed two Form 4s representing two transactions on a timely basis, and Mr. Foster inadvertently filed three Form 4s representing three transactions on a timely basis.

PROPOSAL TWO -

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the board of Financial has appointed, subject to ratification by the shareholders, Yount, Hyde & Barbour, P.C., Winchester, Virginia (“YHB”) as independent public accountants to audit the books of Financial for the fiscal year ending December 31, 2010.

The board has determined that it would be desirable to request the shareholders to ratify the board’s selection of YHB as independent public accountants to audit the books and accounts of Financial for the fiscal year ending December 31, 2010.

Required Vote

The affirmative vote of the holders of a majority of votes entitled to be cast at the Meeting is required to ratify the selection of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2010.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

All shareholder proposals intended to be presented at the 2011 Meeting of Shareholders must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2011. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the proxy card issued for the next Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

COMMUNICATIONS WITH MEMBERS OF THE BOARD

Shareholders may communicate with the board of directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the board of directors at the principal office of Financial at 828 Main St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the board and submitted to the board of directors unless they are deemed non-substantive.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The board of directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report to Shareholders for the year ended December 31, 2009 has been furnished to the shareholders. Financial’s Annual Report on Form 10-K for the year ended December 31, 2009 is available without charge to any shareholder requesting the same. Additional copies of the Annual Report to Shareholders and copies of the Annual Report on Form 10-K may be obtained from Financial’s website (www.bankofthejames.com) or by written request to J. Todd Scruggs, Secretary of the board of directors at 828 Main Street, Lynchburg, VA 24504. The Form 10-K is not a part of the proxy solicitation materials.

Lynchburg, Virginia April 9, 2010	BY ORDER OF THE BOARD OF DIRECTORS
/s/ J. Todd Scruggs J. Todd Scruggs, Secretary

BANK OF THE JAMES FINANCIAL GROUP, INC. ANNUAL MEETING OF

SHAREHOLDERS – May 18, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints AUGUSTUS A. PETTICOLAS, JR. and J. TODD SCRUGGS, or either one of them, as proxies, each with full power of substitution, to act for the undersigned with respect to all shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 26, 2010 at the Annual Meeting of Shareholders to be held on May 18, 2010 at 4:00 p.m. or any postponement or adjournment thereof, for the following purposes:

1.	To elect as directors the persons set forth as nominees below for the terms set forth below:

Nominees to serve until the 2013 Annual Meeting:

			01 - James F. Daly	02 - Donald M. Giles,
			03 - Watt R. Foster, Jr.	04 - Thomas W. Pettyjohn, Jr.,

	Nominees to Serve until the 2012 Annual Meeting:		05 - John R. Alford, Jr.

	☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and strike out that nominee’s name above.

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2010.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” each of the above nominees and “FOR” each of the above proposals.

This proxy will be voted as directed, but if no directions are specified, this signed proxy will be voted for the propositions stated.

Proxy Materials are Available On-Line At: http://www.bankofthejames.com/2010 proxy

Should the undersigned be present and elect to vote at the Meeting, or any postponements or adjournments thereof, and after notification of the undersigned’s decision to terminate this proxy is provided to the Secretary of the Board of Directors at the Meeting, the power of said proxies will be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Board of Directors of his or her decision to terminate this proxy.

☐	PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.

Dated:                     ,         .

Please sign exactly as your name appears on this proxy card, date, and mail this proxy promptly in the enclosed postage-prepaid envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-578-5350 on a touch-tone telephone

OR

2.	VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date, and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card.

BANK OF THE JAMES FINANCIAL GROUP, INC

ERRATA SHEET

DATED APRIL 9, 2010

Please be advised that the table set forth under the caption “Securities Authorized for Issuance Under Equity Compensation Plans” on the 21st page of the proxy materials dated April 9, 2010 for the 2010 annual meeting of the stockholders of Bank of the James Financial Group, Inc. inadvertently stated that 21,180 shares remained available for issuance under the 1999 Stock Option Plan of Bank of the James Financial Group, Inc. (the “Stock Option Plan”). The Stock Option Plan has expired and therefore no additional shares are available for future issuance. The corrected information set forth under the caption “Securities Authorized for Issuance Under Equity Compensation Plans” is reproduced as follows:

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2009. All figures have been adjusted to reflect the 5% stock dividend declared on May 19, 2009 and paid on July 21, 2009 as well as all prior stock dividends declared by Financial.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders - 1999 Stock Option Plan of Bank of the James Financial Group, Inc.	290,496	$8.76	—

Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	290,846	$8.76	—